Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Shawn Nelson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K/A of The Lovesac Company for the fiscal year ended January 29, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of The Lovesac Company.

Date: November 30, 2023	Signed:	/s/ Shawn Nelson
	Name:	Shawn Nelson
	Title:	Chief Executive Officer
(Principal Executive Officer)